Exhibit 99.1

U.S. Physical Therapy Announces Preliminary Second Quarter Results and Management Raises Earnings Guidance

HOUSTON--(BUSINESS WIRE)--July 20, 2009--U.S. Physical Therapy, Inc. (NASDAQ:USPH), a national operator of outpatient physical therapy clinics, today is reporting preliminary summary results for the second quarter ended June 30, 2009 and management is updating earnings guidance for the year 2009. This information is being provided because the Company’s results for the second quarter substantially exceeded stock analysts’ consensus estimate.

In the second quarter of 2009, U.S. Physical Therapy’s net revenue was $51,786,000 based on 487,000 patient visits. Net earnings for the second quarter were approximately $3,600,000 or $.31 in diluted earnings per share. The figures are preliminary and subject to further review. In the second quarter of 2008 the Company had 471,000 patient visits, net revenue of $47,389,000, and net earnings of $2,855,000 or $.24 in diluted earnings per share.

U.S. Physical Therapy’s management today increased its earnings guidance for the Company for the calendar year 2009 to the range of $10,900,000 to $11,500,000 or $.93 to $.98 in diluted earnings per share. Original guidance was for net earnings of $10,100,000 to $10,900,000 or $.84 to $.90 in diluted earnings per share.

The Company will issue its detailed second quarter earnings release on August 6, 2009 and management will host its usual quarterly conference call that morning at 10:30 A.M. Eastern time.

Forward-Looking Statements

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we project. Included among such statements are those relating to opening new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

  revenue and earnings expectations;
  general economic conditions;
  general business and regulatory conditions including federal and state regulations;
  availability and cost of qualified physical and occupational therapists;
  personnel productivity;
  changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
  competitive and/or economic conditions in our markets which may require us to close certain clinics and thereby incur closure costs and losses including the possible write-down or write-off of goodwill;
  changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
  maintaining adequate internal controls;
  availability, terms, and use of capital;
  acquisitions and the successful integration of the operations of the acquired businesses; and
  weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see periodic reports filed with the Securities and Exchange Commission (the "SEC") for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 367 outpatient physical and occupational therapy clinics in 42 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, non-surgical treatment of osteo arthritis, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages physical therapy facilities for third parties, including hospitals and physician groups.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

CONTACT:
U.S. Physical Therapy, Inc.
Chief Financial Officer
Larry McAfee, 713-297-7000
or
Chief Executive Officer
Chris Reading, 713-297-7000